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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 2006
                                                         ----------------

                                MOVIE STAR, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

          New York                      1-5893                 13-5651322
--------------------------------    ----------------    ------------------------
  (State or Other Jurisdiction        (Commission             (IRS Employer
        of Incorporation)             File Number)         Identification No.)

     1115 Broadway, New York, New York                               10010
-------------------------------------------                     ---------------
 (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 13, 2006, Movie Star, Inc. ("Company") entered into an employment agreement with Saul Pomerantz, pursuant to which Mr. Pomerantz will continue to be employed as the Company's Executive Vice President and Chief
Operating Officer until June 30, 2009. Mr. Pomerantz's employment agreement provides that he will receive (i) a base salary of $250,000 per year until
November 30, 2006 and then a base salary of $280,000 per year commencing
December 1, 2006 until June 30, 2009, and (ii) for each of the fiscal years ending June 30, 2007, 2008 and 2009, a bonus equal to 1.25% of the Company's net income before taxes and before calculation of all bonuses under the Company's
1998 Senior Executive Incentive Plan for such fiscal year ("Net Income") in excess of $1,200,000 and up to $3,200,000, and equal to 1.75% of Net Income in excess of $3,200,000. In addition to his base salary, on October 13, 2006, the
Company granted Mr. Pomerantz a ten-year non-qualified option to purchase 50,000 shares of the Company's common stock under the Company's Amended and Restated
1988 Stock Option Plan at a price of $1.00 per share, exercisable as to 10,000 shares on each of the first through fifth anniversaries of the date of grant.
The employment agreement also provides that if, during the employment term, Mr.
Pomerantz is terminated by the Company without "cause" or either terminates his employment for "good reason" (as such terms are defined in the employment agreement), or if the Company does not continue his employment at the end of the employment term upon substantially similar terms, the Company will be required to pay to him (i) his base salary through the end of the employment term, (ii)
any bonus which would have become payable under his employment agreement through the end of the employment term, (iii) the insurance benefits provided in his employment agreement through the end of the employment term, (iv) the sum of
$200,000, which shall be paid in equal installments in accordance with the
Company's normal payroll procedures, so that the entire $200,000 shall be received by him by March 15th of the calendar year following the date of termination of employment and (v) medical coverage at the Company's expense for one year commencing on either (a) the last day of the employment term if his employment is terminated during the employment term or (b) the date of termination if his employment is terminated after the end of the employment term.

         On October 13, 2006, the Company granted Thomas Rende, the Company's
Chief Financial Officer, a ten-year non-qualified option to purchase 150,000 shares of the Company's common stock under the Company's Amended and Restated
1988 Stock Option Plan at a price of $1.00 per share, exercisable as to 30,000 shares on each of the first through fifth anniversaries of the date of grant.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

         On October 13, 2006, Saul Pomerantz was granted, under the Company's
Amended and Restated 1988 Stock Option Plan, ten-year non-qualified options to purchase 50,000 shares of the Company's common stock, at an exercise price of
$1.00 per share, exercisable as to 10,000 shares on each of the first through fifth anniversaries of the date of grant. The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities
Act of 1933, as amended.

         On October 13, 2006, Thomas Rende was granted, under the Company's
Amended and Restated 1988 Stock Option Plan, ten-year non-qualified options to purchase 150,000 shares of the Company's common stock, at an exercise price of
$1.00 per share, exercisable as to 30,000 shares on each of the first through fifth anniversaries of the date of grant. The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities
Act of 1933, as amended.

         On October 13, 2006, three other employees of the Company each were granted, under the Company's 2000 Performance Equity Plan, ten-year incentive options to purchase 15,000 shares of the Company's common stock, at an exercise price of $1.00 per share, exercisable as to 3,000 shares on each of the first through fifth anniversaries of the date of grant. These options were granted in reliance on the exemption from registration provided by Section 4(2) of the
Securities Act of 1933, as amended.

                                       2

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits:

            10.22    Employment Agreement between Movie Star, Inc. and Saul
                     Pomerantz, dated as of October 13, 2006

            10.23    Stock Option Agreement between Movie Star, Inc. and Saul
                     Pomerantz, dated October 13, 2006

            10.24    Stock Option Agreement between Movie Star, Inc. and Thomas
                     Rende, dated October 13, 2006

                                       3

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 17, 2006                   MOVIE STAR, INC.

                                       By:  /s/ Thomas Rende
                                            ------------------------------------
                                            Thomas Rende
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                             Officer)

                                       4